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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2005


                     MACQUARIE INFRASTRUCTURE COMPANY TRUST
             (Exact name of registrant as specified in its charter)

          Delaware                                              20-6196808
(State or other jurisdiction of                                (IRS Employer
        incorporation)                                       Identification No.)

600 Fifth Avenue, 21st Floor, New York, New York              10020
     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (212) 548-6538

                                 Not Applicable
         (Former name or former address, if changed since last report.)


                      MACQUARIE INFRASTRUCTURE COMPANY LLC
             (Exact name of registrant as specified in its charter)

          Delaware                                              43-2052503
(State or other jurisdiction of                                (IRS Employer
       incorporation)                                        Identification No.)

Peter Stokes, 600 Fifth Avenue, 21st Floor, New York, New York        10020
          (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (212) 548-6538

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On January 14, 2005, North America Capital Holding Company ("NACH"), a wholly-owned subsidiary of Macquarie Infrastructure Company Inc., which in turn is a wholly-owned subsidiary of Macquarie Infrastructure Company LLC (the "Company"), completed the acquisition of 100% of the equity (the "membership interests") of General Aviation Holdings, LLC ("GAH"). NACH acquired GAH pursuant to the Membership Interest Purchase Agreement, entered into as of August 18, 2004 by and among Merced Partners Limited Partnership, Michael Phegley and Craig Foster, (collectively, the "sellers") and NACH.

      The aggregate purchase price paid by NACH to the Sellers at closing was approximately $48.2 million in consideration for 100% of the membership interests. The total funding requirement for the transaction was approximately $53.4 million, including transaction costs and the funding of debt service reserves. To fund a portion of the funding requirement, NACH increased the size of its existing term loan facility through the addition of WestLB AG, New York Branch, as a new lender.

      Under the original loan agreement, Macquarie Bank Limited, the indirect parent of Macquarie Infrastructure Management (USA) Inc., the Manager of the Company, had a total term loan commitment of $52 million, out of a total available term loan of $130 million. NACH made a prepayment of $1.5 million of the term loan on December 31, 2004. Currently, following the prepayment on December 31, 2004 and the increase in the term loan for the GAH acquisition, Macquarie Bank Limited has a total term loan commitment of $51.4 million out of a total available term loan of $160.5 million.

      GAH owns 100% of the equity of each of (i) Palm Springs FBO Two LLC, a Delaware limited liability company doing business as Million Air Palm Springs, and (ii) Newport FBO Two LLC, a Delaware limited liability company doing business as Newport Jet Center.

      Prior to the execution of the Membership Interest Purchase Agreement, to the best knowledge of the Company, neither the Company nor NACH nor any of their affiliates, directors or officers, or any associate of any such director or officer, had any material relationship with GAH.

      On January 18, 2005, the Company issued a press release announcing, among other things, the acquisition of GAH by NACH. The press release is attached as
Exhibit 99.1 to this Form 8-K.

      The foregoing description of the Membership Interest Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Membership Interest Purchase Agreement, a copy of which was filed as Exhibit 10.13 to the Company's registration statement on Form S-1 (Registration No. 333-116244), dated August 24, 2004, as filed with the Securities and Exchange Commission on August 24, 2004.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      On January 14, 2005, NACH entered into an amendment to the loan agreement with HSH Nordbank AG, New York Branch, Macquarie Bank Limited and Wachovia Bank, National Association, the original lenders under the loan agreement entered into on October 15, 2004 (the "original loan agreement") and WestLB AG, New York Branch, as a new lender. Under the amendment to the loan agreement, Tranche A of the term loan facility was increased to $29,623,457 from $23,500,000, and Tranche B was increased to $130,876,543 from $105,000,000.

      The material terms of the original loan agreement, including the applicable interest rates and repayment schedules, were unchanged by the amendment to the loan agreement.


ITEM 8.01 OTHER EVENTS.

      On January 18, 2005, the Company issued a press release announcing that a performance fee of $12.088 million is payable to its Manager, Macquarie Infrastructure Management (USA) Inc. ("MIMUSA"), for the quarterly

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 period ended December 31, 2004. The press release also announced MIMUSA's election to apply the performance fee to a subscription for shares of trust stock of Macquarie Infrastructure Company Trust at the market price of the trust stock subsequent to the Company's earnings release for the quarter ended December 31, 2004. The press release is included as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this item.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements.

      The financial statements of General Aviation Holdings, LLC were included in the Company's prospectus (Registration No. 333-116244), dated December 15, 2004, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(4) on December 16, 2004.

(b) Pro Forma Financial Information.

      The pro forma information relating to the acquisition of General Aviation Holdings, LLC was included in the Company's prospectus (Registration No. 333-116244), dated December 15, 2004, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(4) on December 16, 2004.

(c) Exhibits.

EXHIBIT NO.       DESCRIPTION
-----------       -----------
   2.1*           Membership Interest Purchase Agreement, dated as of August 18,
                  2004, among North America Capital Holding Company and the
                  Sellers named therein, relating to the acquisition of General
                  Aviation Holdings, LLC.

   99.1           Press Release, dated January 18, 2005, entitled
                  "Macquarie Infrastructure Company Trust Announces Performance
                  Fee for Period Ended December 31, 2004, Completion of General
                  Aviation Holdings Acquisition and Reaffirms Dividend
                  Guidance".

----------------------
* Previously filed.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MACQUARIE INFRASTRUCTURE COMPANY TRUST


Date   January 18, 2005                 By:  /s/ Peter Stokes
     --------------------                  -------------------------------------
                                           Name:  Peter Stokes
                                           Title: Trustee


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MACQUARIE INFRASTRUCTURE COMPANY LLC


Date   January 18, 2005                 By:  /s/ Peter Stokes
     --------------------                  -------------------------------------
                                           Name:  Peter Stokes
                                           Title: Chief Executive Officer